Exhibit 99.2


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $    2,586,368,062.66
Beginning of the Month Finance Charge Receivables:        $      122,607,153.01
Beginning of the Month Discounted Receivables:            $                0.00
Beginning of the Month Total Receivables:                 $    2,708,975,215.67


Removed Principal Receivables:                            $                0.00
Removed Finance Charge Receivables:                       $                0.00
Removed Total Receivables:                                $                0.00


Additional Principal Receivables:                         $      174,177,556.64
Additional Finance Charge Receivables:                    $        7,160,266.36
Additional Total Receivables:                             $      181,337,823.00


Discounted Receivables Generated this Period:             $                0.00


End of the Month Principal Receivables:                   $    2,705,997,179.62
End of the Month Finance Charge Receivables:              $      126,088,094.43
End of the Month Discounted Receivables:                  $                0.00
End of the Month Total Receivables:                       $    2,832,085,274.05


Special Funding Account Balance                           $                0.00
Aggregate Invested Amount (all Master Trust Series)       $    2,300,000,000.00
End of the Month Transferor Amount                        $      405,997,179.62
End of the Month Transferor Percentage                                    15.00%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


       30-59 Days Delinquent                              $       55,970,862.34
       60-89 Days Delinquent                              $       43,741,927.17
       90+ Days Delinquent                                $       94,369,854.97
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       Total 30+ Days Delinquent                          $      194,082,644.48
       Delinquent Percentage                                               6.85%

Defaulted Accounts During the Month                       $       17,493,851.39
Annualized Default Percentage                                              8.12%

Principal Collections                                            361,809,270.20
Principal Payment Rate                                                    13.99%

Total Payment Rate                                                        15.03%


INVESTED AMOUNTS


       Class A Initial Invested Amount                    $      368,000,000.00
       Class B Initial Invested Amount                    $       32,000,000.00

INITIAL INVESTED AMOUNT                                   $      400,000,000.00

       Class A Invested Amount                            $      368,000,000.00
       Class B Invested Amount                            $       32,000,000.00

INVESTED AMOUNT                                           $      400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.42%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.42%


MONTHLY SERVICING FEE                                     $          500,000.00

INVESTOR DEFAULT AMOUNT                                   $        2,697,621.86


CLASS A AVAILABLE FUNDS --


CLASS A FLOATING PERCENTAGE                                               92.00%

       Class A Finance Charge Collections                 $        6,896,975.17
       Other Amounts                                      $                0.00

TOTAL CLASS A AVAILABLE FUNDS                             $        6,896,975.17

       Class A Monthly Interest                           $        2,109,598.33
       Class A Servicing Fee                              $          460,000.00
       Class A Investor Default Amount                    $        2,481,812.11

TOTAL CLASS A EXCESS SPREAD                               $        1,845,564.73


REQUIRED AMOUNT                                           $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

       Class B Finance Charge Collections                 $          599,736.97
       Other Amounts                                      $                0.00

TOTAL CLASS B AVAILABLE FUNDS                             $          599,736.97


       Class B Monthly Interest                           $          186,670.00
       Class B Servicing Fee                              $           40,000.00

TOTAL CLASS B EXCESS SPREAD                               $          373,066.97



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                       $        2,218,631.70


       Excess Spread Applied to Required Amount           $                0.00

       Excess Spread Applied to Class A Investor          $                0.00
       Charge Offs

       Excess Spread Applied to Class B Items             $          215,809.75

       Excess Spread Applied to Class B Investor          $                0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash              $           29,580.43
       Collateral Fee

       Excess Spread Applied to Cash Collateral           $                0.00
       Account

       Excess Spread Applied to other amounts owed        $                0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                               $        1,973,241.52


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                         $       11,166,258.96


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO            $                0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to       $                0.00
       Required Amount

       Excess Finance Charge Collections Applied to       $                0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to       $                0.00
       Class B Items

       Excess Finance Charge Collections Applied to       $                0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to       $                0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to       $                0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to       $                0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


       Base Rate (Current Month)                                           8.26%
       Base Rate (Prior Month)                                             8.14%
       Base Rate (Two Months Ago)                                          8.05%

THREE MONTH AVERAGE BASE RATE                                              8.15%

       Portfolio Yield (Current Month)                                    14.40%
       Portfolio Yield (Prior Month)                                      12.33%
       Portfolio Yield (Two Months Ago)                                   11.84%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.86%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

       Class A Principal Collections                      $       51,264,573.31

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

       Class B Principal Collections                      $        4,457,788.99

TOTAL PRINCIPAL COLLECTIONS                               $       55,722,362.30

INVESTOR DEFAULT AMOUNT                                   $        2,697,621.86

REALLOCATED PRINCIPAL COLLECTIONS                         $                0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER         $                0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                     $                0.00
       Deficit Controlled Amortization Amount             $                0.00

CONTROLLED DISTRIBUTION AMOUNT                            $                0.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                     $                0.00
       Deficit Controlled Amortization Amount             $                0.00

CONTROLLED DISTRIBUTION AMOUNT                            $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL       $       58,419,984.16
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                              $                0.00

CLASS B INVESTOR CHARGE OFFS                              $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                    $       52,000,000.00
       Available Cash Collateral Amount                   $       52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                 $                0.00
       Class B Interest Rate Cap Payments                 $                0.00


TOTAL DRAW AMOUNT                                         $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $                0.00


                            First USA Bank, NA,
                            as Servicer


                            By  /s/ Tracie H. Klein
                                ---------------------------------
                                    Tracie H. Klein
                                    First Vice President